SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 22, 2002

HPL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32967	77-0550714
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, San Jose, California	95011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no., including area code:  (408) 437-1466

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events.

                HPL Technologies, Inc. (the “Company”) held a conference call on July 22, 2002 at 9:00 a.m. Eastern Time to discuss the Company’s investigation into financial and accounting irregularities involving revenue reported during prior periods.  The transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

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Item 7.  Financial Statements and Exhibits.

Exhibit
99.1	Transcript of conference call held on July 22, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HPL TECHNOLOGIES, INC.

Date: July 24, 2002	/s/ Michael Scarpelli
Michael Scarpelli
Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Transcript of conference call held on July 22, 2002.